THE VALSPAR CORPORATION
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints THOMAS R. MCBURNEY, ROBERT E. PAJOR AND C. ANGUS WURTELE, and each of them, as proxies with full power of substitution, to vote on behalf of the undersigned the same number of shares which the undersigned is then entitled to vote, at the Annual Meeting of the Stockholders of the Valspar Corporation to be held on Wednesday, February 23, 1994, at 11:00 A.M., at the offices of the Corporation at 1101 Third Street South, Minneapolis, Minnesota, and at any adjournments thereof, on any matter properly coming before the meeting, and specifically the following:


                  (continued on the other side)

Please mark your votes:  /_X_/

(1) To elect three directors (Class II) for a term of three years:

           SUSAN S. BOREN, RICHARD N. CARDOZO, ROBERT E. PAJOR

/__/ FOR all nominees listed (except as marked to the contrary)
/__/ WITHHOLD authority to vote for all nominees listed

(Instructions: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.)

(2) Ratification of the appointment of Ernest & Young as the independent public accountants of the Corporation.

    FOR /__/                   AGAINST /__/             ABSTAIN /__/

(3) The undersigned authorizes the Proxies to vote in their discretion upon such business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Items 1 and 2.

_____________________________________________

_____________________________________________
        Signature of Stockholder(s)


Date_________________________________________
Note: Please sign your name exactly as it is shown at the left. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give you full title as such. EACH joint owner is requested to sign.


               Please sign, date and return this proxy promptly
                   in the enclosed postage paid envelope.